Nuveen Churchill Direct Lending Corp. Quarter Ended December 31, 2022 14 March 2023

2Nuveen Churchill Direct Lending Corp. Disclaimer This presentation is for informational purposes only. It does not convey an offer of any type and is not intended to be, and should not be construed as, an offer to sell, or the solicitation of an offer to buy, any securities of Nuveen Churchill Direct Lending Corp. (the “Company,” “NCDLC,” “we,” “us” or “our”). Any such offering can be made only at the time a qualified offeree receives a confidential private placement memorandum and other operative documents which contain significant details with respect to risks and should be carefully read. In addition, the information in this presentation is qualified in its entirety by reference to all of the information in the Company’s confidential private placement memorandum and the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including without limitation, the risk factors. Nothing in this presentation constitutes investment advice. The Company’s securities have not been registered under the Securities Act of 1933 or listed on any securities exchange. You or your clients may lose money by investing in the Company. The Company is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Company will achieve its investment objectives. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Prospective investors should also seek advice from their own independent tax, accounting, financial, investment and legal advisors to properly assess the merits and risks associated with an investment in the Company in light of their own financial condition and other circumstances. These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Company’s confidential private placement memorandum and public filings with the SEC. An investment in the Company is speculative and involves a high degree of risk. There can be no guarantee that the Company’s investment objective will be achieved. The Company may engage in other investment practices that may increase the risk of investment loss. An investor could lose all or substantially all of his, her or its investment. The Company may not provide periodic valuation information to investors, and there may be delays in distributing important tax information. The Company’s fees and expenses may be considered high and, as a result, such fees and expenses may offset the Company’s profits. For a summary of certain of these and other risks, please see the Company’s confidential private placement memorandum and public filings with the SEC. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. This presentation contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward- looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that are outlined in the Company’s confidential private placement memorandum and public filings with the SEC, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation: changes in the markets in which the Company invests and changes in financial and lending markets generally; an economic downturn and its impact on the ability of the Company's portfolio companies to operate and the investment opportunities available to the Company; interest rate volatility; the impact of supply chain constraints; labor shortages; and the elevated levels of inflation. The Company is providing the information as of this date (unless otherwise specified) and assumes no obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All capitalized terms in the presentation have the same definitions as the Company’s 10-K for the year ended December 31, 2022.

3Nuveen Churchill Direct Lending Corp. • Closed and/or committed to $11 billion in over 375 transactions across our platform in 2022, resulting in a record year of investment activity • For the senior lending strategy, senior and total net leverage on new deals decreased to 4.1x and 4.4x, respectively, with all-in yields increasing to over 11.0% compared to 6.6% one year ago • We continue to focus on assessing the impacts of inflation, rising interest rates, labor shortages and supply chain issues on each and every opportunity, resulting in a very conservative 6% selectivity ratio for the quarter Overview Market Update Churchill Platform • Total sponsored middle market issuance of $24.8 billion in 4Q 2022 was down from $31.9 billion in 3Q 2022 and $55.3 billion year-over-year1 • During 4Q 2022, 8.2x more LBO volume was completed in the direct lending market compared to the syndicated market, and 4.1x more over the entire year1 • Private debt continues to be an extremely attractive sector to invest in, particularly on a risk-adjusted basis ◦ Leverage has tightened by 0.5-1.0x, pricing has widened by up to 100 bps, and the private market experienced less volatility relative to the public markets, which declined 20-30% • Lenders of scale are benefiting from increased portfolio activity including incremental debt and add-on acquisitions • Direct lenders who maintain a significant amount of capital to deploy will continue to capitalize on this dynamic environment ◦ With the ongoing dislocation in the public credit markets, private equity sponsors continue to gravitate towards scaled and trusted managers like Churchill to complete their transactions

4Nuveen Churchill Direct Lending Corp. Investment Activity Performance Liquidity 4Q22 Highlights $110M Investment Volume2 12.0% Average Investment Yield6 17 Investments $6.5M Avg. Investment Size Well-positioned with ample liquidity to support portfolio growth • Liquidity: $614M4 ◦ Uncalled shareholder commitments: $360M ◦ Financing Facilities’ availability: $254M5 Rebuilding investment pipeline after active 2Q and 3Q • Closed $110M in new investment activity • Portfolio is highly diversified by company, sponsor, and industry Continued increase in dividend yield to shareholders • $0.50 dividend per share (10.8%3 dividend yield) • Declared dividend of $14.3M (20% increase from 3Q22) • NAV per share (as of 12/31/22): $18.32

5Nuveen Churchill Direct Lending Corp. V ol u m e ($ M il li on s) Sp read / C ou p on (% ) Investment Activity (QoQ) $61M $218M $146M $110M 5.5% 5.3% 5.8% 6.2% 10.5% 10.4% 11.6% 13.4% 6.5% 7.4% 9.4% 10.8% Volume ($ Millions) Spread (%) Coupon (%) Interest rate on floating rate investments (%) 03/31/22 06/30/22 09/30/22 12/31/22 $0M $100M $200M $300M $400M $500M $600M $700M —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% • Closed 12 new portfolio investments and 5 add-ons totaling $110M2 • 6.2%7 average spread of new floating rate investments • 13.4%8 average coupon of new fixed rate investments 4Q22 Investment activity 20 Investments 17 Investments 14 Investments 28 Investments 9 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

6Nuveen Churchill Direct Lending Corp. Services: Business Healthcare & Pharmaceuticals High Tech Industries Beverage, Food & Tobacco Automotive Services: Consumer Banking, Finance, Insurance, Real Estate Capital Equipment Telecommunications Consumer Goods: Non-durable Others (13) First Lien Term Loan (including DDTLs) Subordinated Debt Equity Portfolio overview Average Asset Yield11 10.9% Average Position Size12 Key Portfolio Statistics <1% 21.9% 9.2% 9.1% 6.4% 6.1% 4.5% 4.4% 4.1% 4.1% 4.0% 26.0% 86.6% 11.1% 2.3% 1487% First Lien Portfolio composition by investment type13 Portfolio diversification by Moody’s Industry Investment Portfolio at Fair Value10 $1.2B Portfolio Companies 145 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

7Nuveen Churchill Direct Lending Corp. Capital summary Equity (60% called) $905M committed $545M called $360M uncalled Debt (73% drawn) $967M committed15 $705M drawn $254M available5 Overall (67% drawn) $614M liquidity4 + $1.87B committed $1.25B drawn = • $614M4 of liquidity through uncalled shareholder commitments and Financing Facilities • Asset Coverage Ratio of 174% (debt-to-equity ratio of 1.33x) + = + = PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

8Nuveen Churchill Direct Lending Corp. • The Company has one Subscription Facility, two Financing Facilities and one Collateralized Loan Obligation in place Financing overview Financing Facilities Amount ($Ms) Drawn ($Ms) Pricing Maturity NCDLC CLO-I $342.0 $342.0 S + 2.01%16 (no SOFR floor) April 20, 2034 SMBC Financing Facility $300.0 $252.1 S + 2.15% (no SOFR floor) November 24, 2025 Wells Fargo Financing Facility $275.0 $111.3 S + 2.20% (no SOFR floor) March 31, 2027 SMBC Subscription Facility $50.0 $0.0 S + 1.75% (no SOFR floor) September 8, 2023 Total $967.0 $705.4 Three Months Ended A ve ra ge I n te re st R at e (% ) A verage D aily B orrow in g ($ M s) Financing Activities (QoQ) $422 $514 $614 $713 2.7% 3.0% 4.5% 6.0% Average Daily Borrowing ($Ms) Average Interest Rate 03/31/22 06/30/22 09/30/22 12/31/22 —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $250 $500 $750 $1,000 $1,250 17 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

9Nuveen Churchill Direct Lending Corp. Net Asset Value $18.54 $0.55 -$0.50 -$0.26 -$0.01 $18.32 NAV (9/30/22) Net investment income Shareholder distributions from income Net realized and unrealized gain (loss) Other NAV (12/31/22) 19 18 20 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!! 18 • 1.2% quarter-over-quarter decline in NAV per share as a result of a combination of overall market spread widening and modest softening in credit metrics in the portfolio

10Nuveen Churchill Direct Lending Corp. Internal risk rating Portfolio risk ratings ($ thousands) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio 1 — — — — — — — — 2 — — — — — — — — 3 42,921 3.6 10,758 1.0 10,915 1.1 3,389 0.4 4 1,028,738 85.7 1,002,727 90.9 876,351 89.6 748,449 90.4 5 71,433 6.0 46,431 4.2 53,630 5.5 53,268 6.4 6 48,386 4.0 31,205 2.8 36,813 3.8 23,182 2.8 7 — — 11,943 1.1 — — — — 8 — — — — — — — — 9 8,898 0.7 — — — — — — 10 — — — — — — — — Total 1,200,376 100.0 1,103,064 100.0 977,709 100.0 828,288 100.0 Rating Definition Rating Definition 1 Performing – Superior 6 Watch List – Low Maintenance 2 Performing – High 7 Watch List – Medium Maintenance 3 Performing – Low Risk 8 Watch List – High Maintenance 4 Performing – Stable Risk (Initial Rating Assigned at Origination) 9 Watch List – Possible Loss 5 Performing – Management Notice 10 Watch List – Probable Loss • Weighted average rating remains unchanged at 4.1 • No interest and/or principal defaults since inception • One investment on non-accrual (0.7% and 1.2% of total investments at fair value and cost, respectively)

11Nuveen Churchill Direct Lending Corp. Dividend history As of Record Date D iv id en d p er S h ar e ($ ) D ivid en d D istribu tion s ($ T h ou san d s) $8,552 $9,757 $11,933 $14,325 $0.41 $0.43 $0.47 $0.50 20.86 22.69 25.39 28.65 Distributions ($ Thousands) Dividend per Share ($) Shares Outstanding (Millions) 03/31/22 06/30/22 09/28/22 12/29/22 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $— $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 • Total dividend distributions and dividend per share have increased as the portfolio has grown • The Company distributed $14.3 million or $0.50 per share (10.8%3 dividend yield) for the quarter ended on December 31, 2022 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

12Nuveen Churchill Direct Lending Corp. Dividend distribution activity Date Declared Record Date Payment Date Dividend per Share December 29, 2022 December 29, 2022 January 17, 2023 $0.50 September 28, 2022 September 28, 2022 October 11, 2022 $0.47 June 30, 2022 June 30, 2022 July 12, 2022 $0.43 March 30, 2022 March 31, 2022 April 12, 2022 $0.41 December 29, 2021 December 29, 2021 January 18, 2022 $0.40 September 29, 2021 September 29, 2021 October 11, 2021 $0.38 June 29, 2021 June 29, 2021 July 12, 2021 $0.31 March 29, 2021 March 29, 2021 April 19, 2021 $0.30 December 29, 2020 December 29, 2020 January 18, 2021 $0.28 November 4, 2020 November 4, 2020 November 11, 2020 $0.23 August 4, 2020 August 4, 2020 August 11, 2020 $0.28 April 16, 2020 April 16, 2020 April 21, 2020 $0.17

13Nuveen Churchill Direct Lending Corp. Share issuance activity Issuance Date Share Issuance Aggregate Offering Price Issuance Price per Share December 21, 2022 3,193,195 $60,000,000 $18.79 August 1, 2022 2,652,775 $50,081,849 $18.88 April 25, 2022 1,800,426 $34,963,980 $19.42 January 21, 2022 1,541,568 $30,000,000 $19.46 December 9, 2021 1,491,676 $29,207,475 $19.58 November 1, 2021 1,546,427 $30,000,000 $19.40 August 23, 2021 2,593,357 $50,000,000 $19.28 July 26, 2021 1,564,928 $30,000,000 $19.17 June 22, 2021 1,034,668 $20,000,000 $19.33 April 23, 2021 1,845,984 $35,000,000 $18.96 March 11, 2021 785,751 $15,000,000 $19.09 November 6, 2020 1,870,660 $35,000,000 $18.71 October 16, 2020 1,057,641 $20,000,000 $18.91 August 6, 2020 1,105,425 $20,000,000 $18.09 May 7, 2020 1,069,522 $20,000,000 $18.70 December 31, 2019 3,310,540 $66,210,800 $20.00 December 19, 2019 50 $1,000 $20.00 • As of December 31, 2022, the Company had 28,650,548 shares outstanding

14Nuveen Churchill Direct Lending Corp. Company website churchillam.com/NCDL Investor Relations NCDL-IR@churchillam.com Contact us

15Nuveen Churchill Direct Lending Corp. Note: All information is as of December 31, 2022, unless otherwise noted. Numbers may not sum due to rounding. 1. Source: Refinitiv LPC’s 4Q22 Sponsored Middle Market Private Deals Analysis (January 2023). 2. Reflects the par amount of total new investment activity for the three months ended December 31, 2022. Investment Activity does not include draws on existing Delayed Draw Term Loans and partial paydowns. 3. Annualized dividend yield is the annualized total quarterly dividend per share divided by NAV per share as of December 31, 2022. 4. Represents the sum of uncalled shareholder commitments of $360M and Financing Facilities availability of $254M. 5. Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios. 6. Represents the unlevered weighted average spread plus the greater of 3-Month base rate, or base rate floor, adjusted for credit spread, if applicable, plus amortization of OID over 3-year assumed loan life. 3-Month SOFR as of December 31, 2022 was 4.59% 3-Month LIBOR as of December 31, 2022 was 4.77%. 7. Average Spread is calculated based off of par amount. 8. Average Coupon is calculated based off of par amount. Average coupon includes 63% cash coupon and 37% PIK. 9. Interest rate utilizes the floating rate investment spread plus the greater of 3-Month base rate, or base rate floor, if applicable for each respective transaction (LIBOR as of March 31, 2022 was 0.96%; SOFR as of March 31, 2022 was 0.68%; LIBOR as of June 30, 2022 was 2.29%; SOFR as of June 30, 2022 was 2.12%; LIBOR as of September 30, 2022 was 3.75%; SOFR as of September 30, 2022 was 3.59%; LIBOR as of December 31, 2022 was 4.77%; SOFR as of December 31, 2022 was 4.59%). 10. Represents total investment portfolio at Fair Value. Total par value of debt investment commitments is $1,347M which includes approximately $127M of unfunded delayed draw term loan commitments. 11. Weighted average yield on debt and income producing investments, at fair value. The weighted average yield of the Company’s debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount, but excluding investments on non-accrual status, if any. 12. Average Position Size (at fair value) is calculated as a percentage of Committed Capital. Committed Capital includes Equity Commitment of $905M as of December 31, 2022 and $967M from Financing Facilities. 13. Investment Type reflects classification at issuance. 14. 40% of first lien term loans are unitranche positions. Endnotes

16Nuveen Churchill Direct Lending Corp. Endnotes Note: All information is as of December 31, 2022, unless otherwise noted. Numbers may not sum due to rounding. 15. Represents current Financing Facilities amount. 16. Interest rates represent the weighted average spread over 3-month SOFR for the various floating rate tranches of issued notes within the CLO. The weighted average interest rate for the CLO excludes tranches with a fixed interest rate. 17. Average Interest Rate includes borrowing interest expense and unused fees. 18. The per share data was derived by using the weighted average shares outstanding during the period. 19. The per share data for distributions reflects the actual amount of distributions declared during the period. 20. Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.